Exhibit (q)(3)

POWER OF ATTORNEY

The undersigned director of Blackstone Alternative Multi-Strategy Sub Fund II Ltd. (“Sub Fund II”) and manager of Blackstone Alternative Sub Fund III L.L.C. (“Sub Fund III”) and Blackstone Alternative Sub Fund IV L.L.C. (“Sub Fund IV” and, together with Sub Fund II and Sub Fund III, the “Sub Funds”), hereby constitutes and appoints Peter Koffler with full powers of substitution and resubstitution, his true and lawful attorney, with full power to him to sign for him, and in his name and in the capacities indicated below with respect to the Sub Funds, any one or more Registration Statements on Form N-1A in connection with the registration of Blackstone Alternative Investment Funds (the “Trust”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and in connection with the registration of any offering of shares of beneficial interest of a series of the Trust under the Securities Act of 1933, as amended (the “1933 Act”), including specifically (but without limiting the generality of the foregoing) all pre-effective and post-effective amendments to any such Registration Statement, and any and all supplements or other instruments in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in his name and on his behalf in connection therewith as said attorney deems necessary or appropriate to comply with the 1940 Act, the 1933 Act, and all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or his substitute lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date

/s/ Brian F. Gavin	Director/Manager	June 3, 2014
Brian F. Gavin

POWER OF ATTORNEY

The undersigned director of Blackstone Alternative Multi-Strategy Sub Fund II Ltd. (“Sub Fund II”) and manager of Blackstone Alternative Multi-Strategy Sub Fund III L.L.C. (“Sub Fund III”) and Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C. (“Sub Fund IV” and, together with Sub Fund II and Sub Fund III, the “Sub Funds”), hereby constitutes and appoints Brian F. Gavin with full powers of substitution and resubstitution, his true and lawful attorney, with full power to him to sign for him, and in his name and in the capacities indicated below with respect to the Sub Funds, any one or more Registration Statements on Form N-1A in connection with the registration of Blackstone Alternative Investment Funds (the “Trust”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and in connection with the registration of any offering of shares of beneficial interest of a series of the Trust under the Securities Act of 1933, as amended (the “1933 Act”), including specifically (but without limiting the generality of the foregoing) all pre-effective and post-effective amendments to any such Registration Statement, and any and all supplements or other instruments in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in his name and on his behalf in connection therewith as said attorney deems necessary or appropriate to comply with the 1940 Act, the 1933 Act, and all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or his substitute lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date

/s/ Peter Koffler	Director/Manager	June 3, 2014
Peter Koffler